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                                                          [JP MORGAN LETTERHEAD]
                                                                  60 Wall Street
                                                              New York, NY 10260
--------------------------------------------------------------------------------
CLIENT:     TriNet Essential Facilities XII, Inc
ADDRESS:
FAX #:
CONTACT:    Jim Reinhart, Chief Financial Officer


SUBJECT:    INTEREST RATE PROTECTION AGREEMENT (MGT REFERENCE #300115)

DATE:       December 6, 1994

The purpose of this document is to confirm the terms and conditions of The Swap Transaction entered into between TriNet Essential Facilities XII, Inc. ("Company" or Counterparty) and Morgan Guaranty Trust Company of New York ("MGT") on the Trade Date specified below (the "Swap Transaction"). This agreement constitutes a "Confirmation" as referred to in the Interest Rate and Currency Exchange Agreement specified below. It is our intention to have this confirmation serve as final documentation for this transaction and accordingly, no other confirmation will follow.


The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions") as published by the International Swap and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

The parties agree that this Rate Protection Transaction will be documented under a master agreement to be entered into on the basis of the printed form of Master Agreement published by the International Swap Dealers Association, Inc., (the "Agreement") currently under negotiation with such variations and additions as the parties may agree. Upon execution by the parties of such Agreement, this Confirmation will supplement, form part of, and be subject to the Agreement.

The terms of the particular Rate Protection Transaction to which this Confirmation relates are as follows:

TYPE OF TRANSACTION:          Rate Cap Transaction

NOTIONAL AMOUNT:              US75,000,000.00

TRADE DATE:                   December 6, 1994

EFFECTIVE DATE:               January 1, 1995

TERMINATION DATE;            December 1, 2004

FIXED AMOUNTS:

FIXED RATE PAYER (Buyer):      TriNet Essential Facilities XII Inc.







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FIXED RATE PAYER PAYMENT DATE:   December 8, 1994

FIXED AMOUNT (Transaction Fee):  The Fixed Rate Payer shall pay to the
                                 Floating Rate Payer a Fixed Amount
                                 (Transaction Fee) equal to US$6,667,500.00 based on 8.8900% of the Notional Amount.

FLOATING AMOUNTS:

FLOATING RATE PAYER (Seller):    MGT

                                                                          Strike

CAP RATE (Protected Rate):       From 1/1/95 to, but excluding, 12/1/98    7.00%
                                 From 12/1/98 to, and including, 12/1/04   7.75%

FLOATING RATE PAYMENT DATES:     Three business days prior to the first of each
                                 month commencing January 27, 1995, up to and including three days prior to the Termination
                                 Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

FLOATING RATE OPTION:            USD-LIBOR-BBA
                                 Telerate Page 3750

DESIGNATED PROTECTION PERIOD:    1 Month

FLOATING RATE
DAY COUNT FRACTION:              Actual/360

FLOATING RATE PERIOD END DATE:   The first day of each calendar month with
                                 no adjustments (for weekends or holidays)

FLOATING RATE CALCULATION
PERIOD: Each period from, and including, one Period End Date to but excluding, the next applicable Period End Date, except that the (a) the Initial Calculation Period will commence on, and include, the Effective Date and (b) the final Calculation Period will end on, but exclude, the Termination Date.

BUSINESS DAY CENTERS:            New York

ROUNDING CONVENTION:             The simple arithmetic mean of rates expressed
                                 as a percentage rounded to five decimal places.

CALCULATION AGENT:               MORGAN GUARANTY TRUST COMPANY, NY


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MORGAN PAYMENT INSTRUCTIONS:  Morgan Guaranty Trust Company of New York
                              60 Wall Street
                              ABA #021-000-238
                              Account No. 999-97-979
                              ATTN.: Swap Derivative Operations
                              REF.: Interest Rate Protection Payment

COMPANY PAYMENT INSTRUCTIONS:

                              Please Provide


Each party hereby agrees to make payments to the other in accordance with this Confirmation and the Agreement. Please confirm your Agreement to be bound by the terms of the foregoing by executing this facsimile of this Confirmation and returning it to us. Please send to the attention of Amy Hacket. Fax #212-648-5117 (Phone #212-648-2670). When referencing this Confirmation, please indicate: MGT Cap #300115.

We are very pleased to have executed this Rare Protection Transaction with TriNet Essential Facilities XII Inc.


With kind regards,

J P Morgan Securities Inc. acting as Agent for
MORGAN GUARANTY TRUST COMPANY OF NEW YORK


/s/  Reuben Daniel
   -----------------------
   NAME: Reuben Daniels
   TITLE: Associate


                                        Accepted and Confirmed as of
                                        the date first above written




                                        /s/ JIM REINHART
                                        --------------------------------
                                        NAME: Jim Reinhart
                                        TITLE: Chief Financial Officer


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